September 15, 2006

Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
UBS Securities LLC
Wachovia Capital Markets, LLC
A.G. Edwards & Sons, Inc.
RBC Dain Rauscher Inc.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
as Representatives of the several Underwriters

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Re:	Citigroup Capital XV—6.50% Enhanced Trust Preferred Securities

Ladies and Gentlemen:

We have acted as special counsel to Citigroup Capital XV, a Delaware statutory trust (the "Trust"), and Citigroup Inc., a Delaware corporation (the "Company"), in connection with the purchase by the Underwriters (the "Underwriters") named in the Underwriting Agreement, dated September 7, 2006 (the "Underwriting Agreement"), among the Underwriters, for whom you are acting as Representatives, the Company and the Trust, and the sale by the Trust to the Underwriters of 47,400,000 of the Trust's 6.50% enhanced trust preferred securities (liquidation amount $25 per capital security) (the "Capital Securities").

The Capital Securities are being issued pursuant to the Amended and Restated Declaration of Trust, dated as of September 15, 2006 (the "Declaration"), among the Company, as sponsor, JPMorgan Chase Bank, N.A., as the institutional trustee (in such capacity, the "Institutional Trustee"), Chase Manhattan Bank USA, National Association, as Delaware trustee (the "Delaware Trustee"), and John Gerspach, Sallie Krawcheck and Saul Rosen, as the regular trustees (the "Regular Trustees").

Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
UBS Securities LLC
Wachovia Capital Markets, LLC
A.G. Edwards & Sons, Inc.
RBC Dain Rauscher Inc.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
September 15, 2006

The Capital Securities Guarantee Agreement, dated as of September 15, 2006 (the "Capital Securities Guarantee Agreement"), between the Company and JPMorgan Chase Bank, N.A., as guarantee trustee (in such capacity, the "Guarantee Trustee"), provides that the Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation and redemption to the extent set forth in the Capital Securities Guarantee Agreement.

In connection with the issuance of the Capital Securities, the Trust is also issuing 40,000 of its 6.50% common securities (liquidation amount $25 per common security) (the "Common Securities" and, together with the Capital Securities, the "Trust Securities"), representing common undivided beneficial interests in the assets of the Trust.

The entire proceeds from the sale of the Trust Securities are to be used by the Trust to purchase $1,186,000,000 aggregate principal amount of 6.50% junior subordinated deferrable interest debentures due September 15, 2066 (the "Junior Subordinated Debt Securities") to be issued by the Company. The Junior Subordinated Debt Securities are to be issued pursuant to an indenture, dated September 15, 2006 (the "Indenture"), between the Company and JPMorgan Chase Bank, N.A., as indenture trustee (in such capacity, the "Indenture Trustee").

This opinion is being furnished pursuant to Section 8(d) of the Underwriting Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(a) the registration statement on Form S-3 (File No. 333-135163) of the Company, the Trust and certain other trusts relating to the Capital Securities filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), allowing for delayed offerings pursuant to Rule 415 under the Securities Act and Post-Effective Amendment No. 1 thereto (such registration statement being hereinafter referred to as the "Registration Statement");

Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
UBS Securities LLC
Wachovia Capital Markets, LLC
A.G. Edwards & Sons, Inc.
RBC Dain Rauscher Inc.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
September 15, 2006

(b) the final prospectus, dated September 7, 2006, relating to the Capital Securities, the Capital Securities Guarantee Agreement and the Junior Subordinated Debt Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Securities Act (such final prospectus being hereinafter referred to as the "Prospectus");

(c) an executed copy of the Underwriting Agreement; and

(d) such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinion set forth herein.

We have also relied upon statements and representations made to us by representatives of the Company and the Trust and have assumed that such statements and the facts set forth in such representations are true, correct and complete without regard to any qualification as to knowledge or belief. For purposes of this opinion, we have assumed the validity and the initial and continuing accuracy of the documents, certificates, records, statements and representations referred to above. We have also assumed that the transactions related to the offering of the Capital Securities will be consummated in the manner contemplated by the Prospectus.

Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
UBS Securities LLC
Wachovia Capital Markets, LLC
A.G. Edwards & Sons, Inc.
RBC Dain Rauscher Inc.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
September 15, 2006

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed, photostatic, electronic or facsimile copies, and the authenticity of the originals of such latter documents. In making our examination of documents executed, or to be executed, by the parties indicated therein, we have assumed that each party has, or will have, the power, corporate or other, to enter into and perform all obligations thereunder, and we have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by each party indicated in the documents and that such documents constitute, or will constitute, valid and binding obligations of each party.

In rendering our opinion, we have considered the applicable provisions of the Internal Revenue Code of 1986, as amended, Treasury Department regulations promulgated thereunder, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service and such other authorities as we have considered relevant. It should be noted that statutes, regulations, judicial decisions and administrative interpretations are subject to change or differing interpretations, possibly with retroactive effect. There can be no assurance, moreover, that the opinion expressed herein will be accepted by the Internal Revenue Service or, if challenged, by a court of law. A change in the authorities or the accuracy or completeness of any of the information, documents, certificates, records, statements, representations or assumptions on which our opinion is based could affect our conclusions.

Based upon the foregoing and in reliance thereon, and subject to the qualifications, exceptions, assumptions and limitations contained herein or in the Prospectus, we are of the opinion that, under current United States federal income tax law:

1.	Although the matter is not free from doubt, the Junior Subordinated Debt Securities held by the Trust, will be classified for United States federal income tax purposes as indebtedness of the Company.

Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
UBS Securities LLC
Wachovia Capital Markets, LLC
A.G. Edwards & Sons, Inc.
RBC Dain Rauscher Inc.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
September 15, 2006

2.	The Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

3.
Although the discussion set forth in the Prospectus under the heading “UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS” does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Capital Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences described therein.

Except as set forth above, we express no opinion to any party as to any tax consequences, whether federal, state, local or foreign, of the Capital Securities or of any transaction related thereto. This opinion is delivered to you solely for your benefit in connection with the transaction referred to herein and may not be relied upon by any other person. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof or the impact of any information, document, certificate, record, statement, representation or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours, /s/ Skadden, Arps, Slate, Meagher & Flom LLP